Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

Note 11. Commitments and Contingencies

Lease Commitments

The Company leases its facility under an operating lease that was to expire on November 30, 2012. On March 15, 2012 and September 18, 2012, the Company amended its operating lease, which extended the lease term through May 31, 2014. The Company recognizes rent expense on a straight-line basis over the non-cancelable lease term.

As of December 31, 2012, the minimum future rent payments under the lease agreement are as follows:

December 31, 2012
2013	$623
2014	265
2015	—

Total minimum lease payment	$888

The Company recorded $476,000 and $550,000 in rent expense for the years ended December 31, 2011 and 2012, respectively. Total rent expense for the period from July 7, 2006 (inception) to December 31, 2012 was $3.0 million.